                                                                   Exhibit 3.5.1


Microfilm Number             Filed with the Department of State on Dec. 14, 1998
                -----------                                       --------------



Entry Number                          /s/
            ---------------  ---------------------------------------------------
                                     Acting Secretary of the Commonwealth
Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1926 (Rev 90)


       In compliance with the requirements of 15 Pa.C.S. (ss) 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:


1.         The name of the corporation surviving the merger is: Better Materials
                                                               -----------------
           Corporation
           --------------------

2.         (Check and complete one of the following):
            X    The surviving corporation is a domestic business corporation
           ---
                 and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

           (a) Swamp Road           Penns Park      PA        18943       Bucks
               -----------------------------------------------------------------
               Number and Street    City            State      Zip       County

           (b) c/o:
                   -------------------------------------------------------------
                   Name of Commercial Registered Office Provider         County

           For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

                  The surviving corporation is a qualified foreign business
           ------
           corporation incorporated under the laws of            and the (a)
                                                      ----------
           address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

           (a)
              ------------------------------------------------------------------
               Number and Street    City            State      Zip       County

           (b)c/o:
                  --------------------------------------------------------------
                  Name of Commercial Registered Office Provider          County

           For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

                 The surviving corporation is a nonqualified foreign business
           -----
           corporation incorporated under the laws of            and the address
                                                      ----------
           of its principal office under the laws of such domiciliary jurisdiction is:

           ---------------------------------------------------------------------
               Number and Street    City            State      Zip       County

3. The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

         Name of Corporation           Address of Registered Office or                      County
                                       Name of Commercial Registered Office Provider

         BMC Acquisition Company       N. Front and Market Streets, P.O. Box 1181, Harrisburg, PA  17108
         -----------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------


4.       (Check, and if appropriate complete, one of the following):

          X  The plan of merger shall be effective upon filing these Articles
         ---
             of Merger in the Department of State.

             The plan of merger shall be effective on:            at
         ---                                           -----------  ----------
                                                           Date        Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

         Name of Corporation                        Manner of Adoption
         Better Materials Corporation Adopted by the shareholders and approved by the directors pursuant to 15 Pa.C.S. (ss) 1924(a)
         --------------------------------------------------------------------------------------------------------------------------

         BMC Acquisition Company  Adopted by the shareholders and approved by the directors pursuant to 15 Pa.C.S. (ss) 1924(a)
         --------------------------------------------------------------------------------------------------------------------------

6.       [SECTION STRUCK OUT]

7.       (Check, and if appropriate complete, one of the following):

               The plan of merger is set forth in full in Exhibit A attached
         ---
               hereto and made a part hereof.

          X    Pursuant to 15 Pa.C.S.  (ss)  1901 (relating to omission of
         ---
               certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative
               Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof.

         The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

         Swamp Road            Penns Park      Pennsylvania     18943     Bucks
         -----------------------------------------------------------------------
         Number and Street     City            State             Zip      County


     IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 14th day of December, 1998.



---------------------------------             ----------------------------------
      BMC Acquisition Company                    Better Materials Corporation



BY:      /s/                                  BY:
   ------------------------------                 ------------------------------
            (Signature)                                    (Signature)



TITLE:     Vice President                     TITLE:   President
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